Schedule 10.18
Payees

1. Senior Secured Convertible Promissory Note, dated February 21, 2006 by the Company in favor of PFK Acquisition Group, LLC in the amount of $100,000

2. Senior Secured Convertible Promissory Note, dated February 14, 2006, by the Company in favor of Alfred F. Bracher, III in the amount of $100,000.

3. Senior Secured Convertible Promissory Note, dated March 13, 2006, by the Company in favor of Howard Goldberg in the amount of $100,000.

4. Senior Secured Convertible Promissory Note, dated March 24, 2006, by the Company in favor of Thomas A. Nicolette in the amount of $100,000.

5. Senior Secured Convertible Promissory Note, dated February 14, 2006, by the Company in favor of Real Path, Inc. in the amount of $25,000.

6. Senior Secured Convertible Promissory Note, dated February 7, 2006, by the Company in favor of Schachter Trust, Diane Schachter, Trustee in the amount of $25,000.

7. Senior Secured Convertible Promissory Note, dated March 24, 2006, by the Company in favor of Harvey Goldberg in the amount of $20,000.

8. Senior Secured Convertible Promissory Note, dated March 21, 2006, by the Company in favor of Larry Chimerine in the amount of $10,000.